UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2003
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                           Ibis Technology Corporation
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             (Exact name of registrant as specified in its charter)


Massachusetts                       0-23150                  04-2987600
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(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)



32 Cherry Hill Drive, Danvers, Massachusetts  01923
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(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:  (978) 777-4247
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1:  Press Release dated July 23, 2003

Item 9.  Regulation FD Disclosure

Ibis Technology Corporation has reported its second quarter ended June 30, 2003 financial results. The Company's press release dated July 23, 2003 announcing the results is attached hereto as Exhibit 99.1. All the statements and information in this Form 8-K are hereby furnished under Item 12 (Results of Operations and Financial Condition).

Ibis' website (www.ibis.com) contains a significant amount of information about Ibis, including financial and other information for investors. Ibis encourages investors to visit its web site from time to time, as information is updated and new information is posted.

Item 12.  Results of Operations and Financial Condition

Ibis Technology Corporation has reported its second quarter ended June 30, 2003 financial results. The Company's press release dated July 23, 2003 announcing the results is furnished hereto as Exhibit 99.1.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IBIS TECHNOLOGY CORPORATION


Date:  July 23, 2003                         /s/ Debra L. Nelson
                                     -----------------------------------------
                                     Debra L. Nelson, Chief Financial Officer



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                                  EXHIBIT INDEX
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Exhibit
Number        Description
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99.1          Ibis Technology Announces Second Quarter 2003 Results